BYLAWS OF

                         VERTICAL COMPUTER SYSTEMS, INC.









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                                TABLE OF CONTENTS
                                -----------------

ARTICLE I - OFFICES...............................................................................................1
   Section 1.        Principal Office.............................................................................1
   Section 2.        Other Offices................................................................................1
ARTICLE II - MEETINGS OF THE SHAREHOLDERS.........................................................................1
   Section 1.        Place of Meetings............................................................................1
   Section 2.        Annual Meetings..............................................................................1
   Section 3.        Special Meetings.............................................................................2
   Section 4.        Voting List..................................................................................2
   Section 5.        Quorum.......................................................................................2
   Section 6.        Adjourned Meeting and Notice Thereof.........................................................2
   Section 7.        Organization.................................................................................3
   Section 8.        Order of Business............................................................................3
   Section 9.        Voting.......................................................................................3
   Section 10.       Consent of Absentees.........................................................................4
   Section 11.       Action Without Meeting.......................................................................4
   Section 12.       Proxies......................................................................................4
   Section 13.       Inspectors of Election.......................................................................4
ARTICLE III - DIRECTORS...........................................................................................5
   Section 1.        Powers.......................................................................................5
   Section 2.        Number, Election and Term of Office..........................................................6
   Section 3.        Qualification................................................................................6
   Section 4.        Vacancies....................................................................................6
   Section 5.        Resignations.................................................................................6
   Section 6.        Removal......................................................................................7
   Section 7.        When Board May Declare Vacancies.............................................................7
   Section 8.        Place of Meeting.............................................................................7
   Section 9.        Regular Meetings.............................................................................7
   Section 10.       Special Meetings.............................................................................7
   Section 11.       Notice of Special Meetings...................................................................7
   Section 12.       Waiver of Notice.............................................................................8
   Section 13.       Quorum.......................................................................................8
   Section 14.       Adjournment..................................................................................8
   Section 15.       Notice of Adjournment........................................................................8
   Section 16.       Fees and Compensation........................................................................8
   Section 17.       Manifestation of Dissent.....................................................................8
   Section 18.       Action Without Meeting.......................................................................8
ARTICLE IV - COMMITTEES...........................................................................................9
   Section 1.        Designation..................................................................................9
   Section 2.        Meetings.....................................................................................9
   Section 3.        Quorum and Voting............................................................................9
   Section 4.        Waiver of Notice.............................................................................9
   Section 5.        Removal......................................................................................9
   Section 6.        Vacancies....................................................................................9
   Section 7.        Action Without Meeting......................................................................10

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

ARTICLE V - OFFICERS.............................................................................................10
   Section 1.        Officers....................................................................................10
   Section 2.        Election....................................................................................10
   Section 3.        Subordinate Officers........................................................................10
   Section 4.        Removal and Resignation.....................................................................10
   Section 5.        Vacancies...................................................................................10
   Section 6.        Chairman of the Board.......................................................................10
   Section 7.        President...................................................................................11
   Section 8.        Executive Vice President....................................................................11
   Section 9.        Vice President..............................................................................11
   Section 10.       Secretary...................................................................................12
   Section 11.       Treasurer...................................................................................12
   Section 12.       Delegation of Duties........................................................................13
ARTICLE VI - SHARES OF STOCK.....................................................................................13
   Section 1.        Certificates of Stock.......................................................................13
   Section 2.        Record of Shareholders; Transfer of Shares..................................................13
   Section 3.        Record Date and Closing Stock Books.........................................................13
   Section 4.        Registered Shareholders.....................................................................14
   Section 5.        Lost Certificates...........................................................................14
   Section 6.        Regulations; Appointment of Transfer Agents and Transfer Agents and Registrars..............14
   Section 7.        Treasury Shares.............................................................................14
   Section 8.        Fractional Shares...........................................................................14
ARTICLE VII - EXECUTION OF INSTRUMENTS...........................................................................14
   Section 1.        Contracts...................................................................................14
   Section 2.        Checks and Drafts...........................................................................14
   Section 3.        Deposits; Bank Accounts.....................................................................15
   Section 4.        Loans.......................................................................................15
   Section 5.        Sale or Transfer of Securities Held by the Corporation......................................15
SECTION VIII - MISCELLANEOUS.....................................................................................15
   Section 1.        Fiscal Year.................................................................................15
   Section 2.        Seal........................................................................................15
   Section 3.        Annual Report...............................................................................15
   Section 4.        Inspection of Corporation Records...........................................................15
   Section 5.        Dividends...................................................................................17
ARTICLE IX - NOTICES.............................................................................................17
   Section 1.        Form of Notices.............................................................................17
   Section 2.        Waiver of Notice............................................................................17
ARTICLE X - AMENDMENTS...........................................................................................17
   Section 1.        Who May Amend...............................................................................17
ARTICLE XI - INDEMNIFICATION.....................................................................................17
   Section 1.        Indemnification:  Actions Other Than by the Corporation.....................................18
   Section 2.        Indemnification:  Actions by the Corporation................................................18
   Section 3.        Right to Indemnification....................................................................18
   Section 4.        Authorization of Indemnification............................................................19
   Section 5.        Advance Indemnification.....................................................................19
   Section 6.        Non-Exclusive Indemnification...............................................................19
   Section 7.        Insurance...................................................................................19
   Section 8.        Constituent Corporation.....................................................................19

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                                     BYLAWS

                                       OF

                         VERTICAL COMPUTER SYSTEMS, INC.


                               ARTICLE I - OFFICES

      Section 1. Principal Office. The principal office for the transaction of the business of the corporation in California. Is hereby fixed and located at 6336 Wilshire Boulevard, Los Angeles, California. The Board of Directors is hereby granted full power and authority to change said principal office from one location to another in said county. Any such change shall be noted in the Bylaws by the Secretary, opposite this section, or this section may be amended to state the new location. As used herein and through these Bylaws, the term "principal office" shall not necessarily be deemed to refer to the Corporation's registered office, although it may be the same location as the Corporation's registered office.

      Section 2. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business or the business of the Corporation may require.

                    ARTICLE II - MEETINGS OF THE SHAREHOLDERS

      Section 1. Place of Meetings. All annual meetings of shareholders and all other meetings of shareholders shall be held either at the principal office of the Corporation or at any other place within or without the State of CALIFORNIA as may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board or by the written consent of the shareholder entitled to vote at such meeting holding at least a majority of such shares. Such vote may be given either before or after the meeting and filed with the Secretary of the Corporation.

      Section 2. Annual Meetings. The annual meetings of shareholders shall be held on the Second Tuesday in September of each year, provided, however, that should said day fall on a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. Any such annual meeting may be held at any other time which may be designated in a resolution by the Board of Directors or by the written consent of the shareholders entitled to vote at such meeting holding at least a majority of such shares. At such annual meeting, directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders to transact and which may be properly brought before the meeting.


                                       1
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      Written notice of each annual  meeting shall be given to each  shareholder entitled to vote (unless such call and notice is waived by the unanimous consent of the shareholders), either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal office of the Corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten (10) nor more than sixty
(60) days before each annual meeting. Such notices shall specify the place, the day and the hour of such meeting and shall state such other matters, if any, as may be expressly required by statute.

      Section 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute, may be called at any time by the President, or by resolution of the Board of Directors, or by one or more shareholders holding not less than one-third (1/3) of the issued and outstanding voting shares of the Corporation, or such meeting may be held at any time without call or notice upon unanimous consent of the shareholders. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner and pursuant to the same notice provisions as for annual meetings of shareholders. Notices of any special meeting shall state, in addition to the place, day and hour of such meeting, the purpose or purposes of the meeting. Business transacted at any special meeting of the shareholders shall be limited to the purposes stated in the notice.

      Section 4. Voting List. The officer who has charge of the stock ledger of the Corporation shall, before each shareholders' meeting, prepare a list of all persons entitled to represent shares at such meeting, arranging the names alphabetically, with the addresses of each shareholder and the number of shares entitled to be voted by each shareholder set forth opposite their respective names. Such list and the share ledger, or a true and correct copy thereof, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during regular business hours, for a period of at least ten (10) days immediately preceding the convening of said shareholders' meeting and until the close of such meeting and they shall be subject to inspection at any time during such period by any shareholder or person representing a shareholder. The list and share ledger shall be open for examination at the place specified in the notice where said meeting is to be held.

      Section 5. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote at a meeting, whether present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or the Certificate of Incorporation of the Corporation. When a quorum is present at any meeting, a majority of the shares represented thereat and entitled to vote thereat shall decide any question brought before such meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      Section 6. Adjourned Meeting and Notice Thereof. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting.


                                       2
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      When any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken.

      Section 7. Organization. The President shall call the meeting of shareholders to order and shall act as Chairman of such meetings unless the shareholders present should designate another person as Chairman. The Secretary of the Corporation shall act as Secretary at all meetings of shareholders, but in the event of his absence or failure to act, the Chairman shall appoint another person to act as Secretary Pro Tem.

      Section 8. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of the shareholders, shall be as follows:

                  (1)  Calling meeting to order;
                  (2)  Calling of roll and checking proxies;
                  (3)  Proof of notice of meeting;
                  (4)  Reading of any unapproved minutes;
                  (5)  Reports of officers;
                  (6)  Reports of committees;
                  (7)  Election of directors;
                  (8)  Unfinished business;
                  (9)  New business; and
                  (10) Adjournment.

      Section 9. Voting. At each meeting of the shareholders, each shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing, subscribed by such shareholder and bearing a date not more than three (3) years prior to said meeting, unless said instrument provides definitely for a longer period. Each stockholder shall have one (1) vote for each share of stock having voting power, registered in his name on the books of the Corporation, except that the Board of Directors may fix a time, not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of and to vote at such meeting, and in such case only registered shareholders on the date so fixed shall be entitled to notice of such meeting, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. The Board of Directors may close the books of the Corporation against any transfers of shares during any shareholders' meeting or during any adjournment thereof; and the Board of Directors may close the books against any transfers of shares during the whole or any part of the period during which the books may be closed under the provisions of this paragraph. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot. All elections shall be had and all questions decided by a majority vote.

      Section 10. Consent of Absentees. The transaction of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had as a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person, or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consent or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. If a shareholder does not receive notice of a meeting, but attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

      Section 11. Action Without Meeting. Any action which, under provisions of the laws of the State of Delaware or under the provisions of the Articles of Incorporation or under these Bylaws may be taken at a meeting of the shareholders, may be taken without a meeting if a record or memorandum thereof be made in writing and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such record or memorandum shall be filed with the Secretary of the Corporation and made a part of the corporate records. Notice of the taking of such action, if by less than unanimous written consent, shall be given within five (5) days of the taking of such action to those shareholders who have not consented in writing.

      Section 12. Proxies. Any shareholder entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by proxy. The appointment of a proxy shall be in writing and signed by the shareholder but shall require no other attestation and shall be filed with the Secretary of the Corporation at or prior to the meeting. In no event shall a proxy be appointed for a period of more than seven (7) years. If any shareholder appoints two or more persons to act as proxies and if the instrument does not otherwise provide, then a majority of such persons present at the meeting, or if only one shall be present, then that one shall have and may exercise all of the power conferred by such instrument upon all of the persons so appointed; and if such proxies be equally divided as to the right and manner of voting in any particular case, the vote shall be divided among the proxies. Any person holding shares in a representative or fiduciary capacity which he may represent in person may represent the same by proxy and confer general or discretionary power upon such a proxy. The authority of a proxy if not coupled with an interest may be terminated at will. Unless otherwise provided in the appointment, the proxy's authority shall cease eleven (11) months after the appointment. The termination of a proxy's authority by act of the shareholder shall, subject to the time limitation herein set forth, be ineffective until written notice of the termination has been given to the Secretary of the Corporation. Unless otherwise provided therein, an appointment filed with the Secretary shall have the effect of revoking all proxy appointments of prior date. A proxy's authority shall not be revoked by the death or incapacity of the maker unless before the vote is cast or the authority is exercised, written notice of such death or incapacity is given to the Corporation.


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

      Section 13. Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or any adjournment thereof. If Inspectors of Election be not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman. An inspector need not be a shareholder of the Corporation, but no person who is a candidate for office of the Corporation shall act as an inspector.

      The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

                             ARTICLE III - DIRECTORS

      Section 1. Powers. Subject to limitations of the Articles of Incorporation, of the Bylaws and of the laws of the State of Delaware as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general power, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to-wit:

      First: To select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the Bylaws, fix their compensation and require from them security for faithful service.

      Second: To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefore not inconsistent with law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

      Third: To change the principal office for the transaction of the business of the Corporation from one location to another within the same county as provided in Article I, Section 1, hereof; to designate any place within or without the State of Texas for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.


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

      Fourth: To authorize the issue of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, or tangible or intangible property actually received, or in the case of shares issued as a dividend against amounts transferred from surplus to stated capital.

      Fifth: To borrow money and incur indebtedness for the purpose of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities therefor.

      Section 2. Number, Election and Term of Office. The number of directors which shall constitute the whole Board shall be not less than one (1). The shareholders at any annual meeting may determine the number which shall constitute the Board and the number so determined shall remain fixed until changed at a subsequent annual meeting. The directors shall be elected at each annual meeting of the shareholders; however, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected.

      Section 3. Qualification. A director need not be a shareholder of the Corporation.

      Section 4. Vacancies. Vacancies in the Board of Directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

      A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

      The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

      No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

      Section 5. Resignations. Any director may resign at any time by giving written notice of his resignation to the Board or Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the Board of Directors accepts the resignation of a director rendered to take effect at a future time, the Board, including the director who has tendered his resignation, shall have power to elect a successor to take office when the resignation is to become effective.

      Section 6. Removal. The entire Board of Directors or any individual director may be removed from office with or without cause by vote of shareholders holding a majority of the outstanding shares entitled to vote at any annual or special meeting of shareholders. In case the entire Board or any one or more directors be so removed, new directors may be elected at the same meeting of shareholders.

      Section 7. When Board May Declare Vacancies. The Board of Directors shall declare vacant the office of a director if he be declared of unsound mind by an order of court or convicted of a felony, or may do so within sixty (60) days after notice of his election if he does not attend a meeting of the Board of Directors.

      Section 8. Place of Meeting. Regular meetings of the Board of Directors shall be held at any place within or without the State of California which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, regular meetings shall be held at the principal office of the Corporation. Special meetings of the Board may be held either at a place so designated or at the principal office.

      Section 9. Regular Meetings. A regular annual meeting of the Board of Directors for the purpose of election of officers of the Corporation and the transaction of any other business coming before such meeting shall be held each year immediately following the adjournment of the annual shareholders' meeting and no notice of such meeting to the elected director shall be necessary in order to legally constitute the meeting, provided a majority of the whole Board shall be present. If a majority of the Board shall not be present, then such regular annual meeting may be held at such time as shall be fixed by the consent, in writing, of all of the directors. Other regular meetings of the Board may be held without notice at such time as shall from time to time be determined by the Board.

      Section 10. Special Meetings. Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the President or, if he is absent or unable to act, by any Vice President or by any two directors. No business shall be considered at any special meeting other than the purposes mentioned in the notice given to each director of the meeting, except upon the unanimous consent of all directors.

      Section 11. Notice of Special Meetings. Written notice of the time, place and the purposes of all special meetings shall be delivered personally to each director or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as shown on the records of the Corporation or, if it is not so shown on the records or is not readily ascertainable, at the place where meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States Mail or delivered to the telegraph company in the place in which the principal office of the Corporation is located at least five
(5) days prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing of delivery as above provided shall be due, legal and personal notice to such director.

      Section 12. Waiver of Notice. Any actions taken or approved at any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though taken or approved at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate record or made a part of the minutes of the meeting. If a director does not receive notice of a meeting, but attends and participates in the meeting, he shall be deemed to have waived notice of the meeting.

      Section 13. Quorum. At all meetings of the Board, a quorum shall consist of a majority of the entire number of directors and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws and except to adjourn as hereinafter provided. When the Board consists of one director, then one director shall constitute a quorum.

      Section 14. Adjournment. A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum at either a regular or special meeting, the directors may adjourn to a later date but may not transact any business until a quorum has been secured. At any adjourned meeting at which a required number of directors shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

      Section 15. Notice of Adjournment. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

      Section 16. Fees and Compensation, Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses as may be fixed or determined by resolution of the Board.

      Section 17. Manifestation of Dissent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or unless such director shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

      Section 18. Action Without Meeting. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if all members of the Board shall individually or collectively consent to such action by signing a written record or memorandum thereof. Such record or memorandum shall have the same effect as a unanimous vote of the Board of Directors and shall be filed with the Secretary of the Corporation and made a part of the corporate records.

                             ARTICLE IV - COMMITTEES

      Section 1. Designation. The Board of Directors may, by resolution passed by a three-fifths vote of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in the resolution and permitted by law shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by law, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

      Section 2. Meetings. Each committee shall meet at such times as may be fixed by the committee or on the call of the President. Notice of the time and place of the meeting shall be given to each member of the committee in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Each committee shall keep regular minutes of its proceedings which shall be reported to the directors at their next annual meeting.

      Section 3. Quorum and Voting. A majority of the members of a committee shall constitute a quorum for the transaction of business. The act of three-fifths of the members of the committee present at a meeting at which a quorum is present shall be the act of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint any such absent or disqualified member. At all meetings of a committee, each member present shall have one (1) vote which shall be cast by him in person.

      Section 4. Waiver of Notice. Any actions taken or approved at any meeting of a committee, however called and notice or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the members not present signs a written waiver of notice or a consent to holding such meetings or an approval of the minutes thereof.

      Section 5. Removal. The entire committee or any individual member thereof may be removed from the committee with or without cause by unanimous vote of the Board of Directors.

      Section 6. Vacancies. Notwithstanding Section 4 above, the Board of Directors shall fill all vacancies in a committee which may occur from time to time. An absence from a meeting does not constitute a "vacancy" as the term is used herein.

      Section 7. Action Without Meeting. Any action which might be taken at a meeting of the committee may be taken without a meeting if a record or memorandum thereof be made in writing and signed by all members of the committee.

                              ARTICLE V - OFFICERS

      Section 1. Officers. Unless otherwise stated in a resolution adopted by the Board of Directors, the officers of the Corporation shall be a President, a Vice President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices; provided, however, that no person shall at the same time hold the offices of President and Secretary or the offices of the President and Vice President.

         Section 2. Election. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

      Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

      Section 4. Removal and Resignation. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in case of any officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

      Any officer may resign at any time by giving written notice to the Board of Directors, or to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any alternate time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section  5.   Vacancies.   A  vacancy  in  an  office  because  of  death,
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

      Section 6. Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall if present, preside at all meetings of the Board of Directors and exercise and perform all other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the Bylaws.

      Section 7. President. Subject to such powers and duties, if any, as may be assigned by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation, including:

            (a) She shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors.

            (b) She shall sign or countersign, as may be necessary, all such bills, notes, checks, contracts and other instruments as may pertain to the ordinary course of the Corporation's business and shall, with the Secretary, sign the minutes of all shareholders' and directors' meetings over which he may have presided.

            (c) She shall execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

            (d) At the annual meeting of the shareholders, he shall submit a complete report of the operations of the Corporation's affairs as existing at the close of each year and shall report to the Board of Directors from time to time all such matters coming to his attention and relating to the interest of the Corporation as should be brought to the attention of the Board.

            (e) She shall be an ex officio member of all standing committees, if any; and he shall have such usual powers and duties of supervision and management as may pertain to the office of the President and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

      Section 8. Executive Vice President. The Executive Vice President shall be the executive officer of the Corporation next in authority to the Chairman of the Board and the President, both of whom he shall assist in the management of the business of the Corporation and the implementation of orders and resolutions of the Board of Directors. In the absence of the Chairman of the Board and the President, he shall preside at all meetings of the shareholders and of the directors, and shall exercise all other powers and perform all other duties of the Chairman of the Board and the President; he shall be ex officio a member of all standing committees; and he shall perform such other duties as the Board of Directors may from time to time prescribe.

      Section 9. Vice President. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws.

      Section 10. Secretary. The Secretary shall keep or cause to be kept, at the principal office of the Corporation or such other place as the Board of Directors may order, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

      The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation's transfer agent, a share ledger, showing the names of the shareholders and their addresses, the number of classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody. She shall also sign, with the President or Vice President, all contracts, deeds, licenses and other instruments when so ordered. She shall make such reports to the Board of Directors as they may request and shall also prepare such reports and statements as are required by the laws of the State of Delaware and shall perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

      The Secretary shall allow any shareholder, on application, during normal business hours, to inspect the share ledger. He shall attend to such correspondence and perform such other duties as may be incidental to his office or as may be properly assigned to him by the Board of Directors. The Assistant Secretary or Secretaries shall perform the duties of the Secretary in the case of his absence or disability and such other duties as may be specified by the Board of Directors.

      Section 11. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including account of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. The books of account shall at all reasonable times be open to inspection by a director.

      The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. She shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

      The Assistant Treasurer or Treasurers shall perform the duties of the Treasurer in the event of his absence or disability and such other duties as the Board of Directors may determine.

      Section 12. Delegation of Duties. In case of the absence or disability of any officer of the Corporation or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may, by a vote of a majority of the whole Board, delegate for the time being, the powers or duties or any of them, of such officer to any other officer or to any directors.

                          ARTICLE VI - SHARES OF STOCK

      Section 1. Certificates of Stock. A certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid, showing the number of the shares of the Corporation standing on the books in his name. All such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary, or be authenticated by facsimiles of the signatures of the President and Secretary or by a facsimile of the signature of the President and the written signature of the Secretary or an Assistant Secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk and registered by an incorporated bank or trust company as registrar of transfer. Such certificates shall also be numbered and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or imprinted.

      Section 2. Record of Shareholders; Transfer of Shares. There shall be kept at the registered office of the Corporation in the State of Delaware a record containing the names and addresses of all shareholders of the Corporation, the number and class of shares held by each and the dates when they respectively became the owners of record thereof; provided, however, that the foregoing shall not be required if the Corporation shall keep at its registered office the address, including street number, if any, of the custodian of such record. Duplicate lists may be kept in such other state or states as may, from time to time, be determined by the Board. Transfers of stock of the Corporation shall be made on the books of the Corporation only upon authorization by the registered holder thereof or by his attorney lawfully constituted in writing and on surrender and cancellation of a certificate or certificates for a like number of shares of the same class properly endorsed or accompanied by a duly executed stock transfer power and payment of all taxes thereon, with such proof of authenticity of the signatures as the Corporation or its transfer agents may reasonably require.

      Section 3. Record Date and Closing Stock Books. The Board of Directors may fix a time as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of right, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

      Section 4. Registered Shareholders. The Corporation shall be entitled to recognize the holder of record of any share or shares of stock as the exclusive owner thereof for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have the express or other notice thereof, except as otherwise provided by law.

      Section 5. Lost Certificates. Except as hereinafter in this section provided, no one certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board of Directors may, however, in case any certificate for shares is lost, stolen, mutilated or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions including indemnification of the Corporation reasonably satisfactory to it, as the Board shall determine.

      Section 6. Regulations; Appointment of Transfer Agents and Transfer Agents and Registrars. The Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer and registration of certificates for shares of stock. It may appoint one or more transfer agents or registrars of transfer, or both, and may require all certificates of stock to bear the signature of either or both.

      Section 7. Treasury Shares. Treasury shares, or other shares not at the time issued and outstanding, shall not, directly or indirectly, be voted at any meeting of the shareholders, or counted in calculating the actual voting power of shareholders at any given time.

      Section 8. Fractional Shares. Certificates of fractional shares of stock may be issued at the discretion of the Board of Directors. The registered ownership of any fractional share represented by such certificate or certificates shall entitle the holder thereof to receive dividends, participate in the corporate assets in the event of liquidation of the Corporation and to exercise voting rights in person or by proxy.

                     ARTICLE VII - EXECUTION OF INSTRUMENTS

      Section 1. Contracts. The Board or any authorized committee may authorize any officer or officers, agent or agents, to enter into any contract or to execute and deliver in the name and on behalf of the Corporation any contract or other instrument, except certificates representing shares of stock of the Corporation, and such authority may be general or may be confined to specific instances.

      Section 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes, acceptances or other evidences of indebtedness issued by or in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined from time to time by resolution of the Board.

      Section 3. Deposits; Bank Accounts. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may from time to time designate or as may be designated by an officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient. Unless otherwise provided by resolution of the Board, endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories may be made by hand-stamped legend in the name of the Corporation or by written endorsement of any officer without countersignature.

      Section 4. Loans. No loans shall be contracted on behalf of the Corporation unless authorized by the Board, but when so authorized, unless a particular officer or agent is directed to negotiate the same, may be negotiated, up to the amount so authorized, by the President or a Vice President or the Treasurer; and such officers are hereby severally authorized to execute and deliver in the name and on behalf of the Corporation notes or other evidences of indebtedness countersigned by the President or a Vice President for the amount of such loans and to give security for the payment of any and all loans, advances and indebtedness by hypothecating, pledging or transferring any part or all of the property of the Corporation, real or personal, at any time owned by the Corporation.

      Section 5. Sale or Transfer of Securities Held by the Corporation. Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of pursuant to authorization by the Board, or of any committee thereunto duly authorized, and when so authorized to be sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

                          SECTION VIII - MISCELLANEOUS

      Section 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board.

      Section 2. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the words "Corporate Seal" and the name of the state under the laws of which the Corporation exists.

      Section 3. Annual Report. The Board of Directors shall not be required to send to shareholders an annual report of this Corporation.

      Section 4. Inspection of Corporation Records. The share ledger or duplicate share ledger, the books of account, copy of the Bylaws, as amended, certified by the Secretary, and minutes of proceedings of the shareholders and directors and of any committee of the Board of Directors shall be open for inspection upon the written demand of any shareholder or holder of a voting trust certificate, during the usual hours for business, and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Such inspection may be made in person or by an agent or attorney and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing, under oath, upon the President, Secretary or Assistant Secretary of the Corporation at the Corporation's registered or principal office. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a Power of Attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the shareholder.

      Section 5. Dividends. Dividends upon the shares of the capital stock of the Corporation may be declared and paid out of surplus or, if there is no surplus, out of net profits of the Corporation, to the extent permitted by the laws of the State of Delaware, by the Board of Directors in their discretion at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of capital stock.

      Before payment of any dividend, there may be set aside out of the funds of the Corporation available for dividends such sum or sums as the directors may from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors think conductive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                              ARTICLE IX - NOTICES

      Section 1. Form of Notices. Whenever, under the provisions of these Bylaws, notice is required to be given to any director, officer or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States Mail, in a postpaid sealed wrapper, addressed to such director, officer or shareholder at such address as appears on the books of the Corporation, or, in default of other address, to such director, officer or shareholder at the general post office in the city where the Corporation's principal office is located, and such notice shall be deemed to be given at the time when the same shall be thus mailed.

      Section 2. Waiver of Notice. Any shareholder, director or officer may waive an notice required to be given under these Bylaws by a written waiver signed by the person, or persons, entitled to such notice, whether before or after the time stated therein, and such waiver shall be deemed equivalent to the actual giving of such notice.

                             ARTICLE X - AMENDMENTS

      Section 1. Who May Amend. These Bylaws may be amended, altered, changed or repealed by the affirmative vote of a majority of the shares issued and outstanding, and entitled to vote thereat, at any regular or special meeting of the shareholders if notice of the proposed amendment, alteration, change or repeal be contained in the notice of the meeting, or by the affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that the Board of Directors shall have no power to adopt, amend or alter any Bylaws fixing their number, qualifications, classifications, term of office or the right of the shareholders to remove them from office.

                          ARTICLE XI - INDEMNIFICATION

      Section 1. Indemnification: Actions Other Than by the Corporation. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceedings by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      Section 2. Indemnification: Actions by the Corporation. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and expect that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonable entitled to indemnify for such expenses which such court shall deem proper.


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

      Section 3. Right to Indemnification. To the extent that any present or former director, officer and employee and any person who is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or any agent of the Corporation or any person who is or was serving at the request of the Corporation as an agent of another corporation, partnership, joint venture, trust or other enterprise, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article XI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

      Section 4. Authorization of Indemnification. Any indemnification under Sections 1 and 2 of this Article XI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 and 2 of this Article XI. Such determination shall be made: by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or by the shareholders.

      Section 5. Advance Indemnification. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      Section 6. Non-Exclusive Indemnification. The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Section 7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

      Section 8. Constituent Corporation. For the purposes of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation in the same capacity.


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                            CERTIFICATE OF SECRETARY

      The undersigned, being the duly elected and acting Secretary of the Corporation, hereby certifies that the foregoing Bylaws, after having been read section by section, were approved by the directors of this Corporation.

      Dated this of June 22, 2000.



                                             -----------------------------------
                                                 Julie Holmes, Secretary


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